                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-21172

                      SCUDDER RREEF REAL ESTATE FUND, INC.
                      ------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                   280 Park Avenue, New York, New York 10017
                   -----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (800) 349-4281
                                                            --------------

                            Bruce A. Rosenblum, Esq.
                           Deutsche Asset Management
                                One South Street
                                   BAL01-1806
                     Baltimore, Maryland 21202 410-895-3883
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder RREEF Real Estate Fund, Inc.

Semiannual Report to Stockholders

June 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Dividend Reinvestment and Cash Purchases Plan

<Click Here> Stockholder Meeting Results

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary June 30, 2003

Total Returns*
	6-Month	Life of Fund**
Based on Net Asset Value(a)	21.78%	26.82%
Based on Market Price	16.62%	16.74%
NAREIT Equity REIT Index+	13.87%	20.12%

* Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 6/30/03	As of 12/31/02
Net Asset Value	$ 17.16	$ 14.76
Market Price	$ 16.55	$ 14.85

Distribution Information
Six Months: Income Dividends (common shareholders)	$ .69

** The Fund commenced operations on October 31, 2002.
a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price. Total returns would have been lower had certain expenses not been reduced.
+ The NAREIT Equity REIT Index is an unmanaged weighted index of REITs which own, or have "equity interest" in, rental estate (rather than making loans secured by real estate collateral). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Portfolio Management Review

The closed-end Scudder RREEF Real Estate Fund, Inc. (Amex listing SRQ) commenced operations on October 31, 2002. In the following interview, Portfolio Managers Karen J. Knudson, Mark D. Zeisloft, John F. Robertson and John W. Vojticek discuss the market environment, fund performance and fund investment strategy for the semiannual period ended June 30, 2003.

Q: Will you set the stage by describing the larger market environment of the past six months?

A: War news won out over economic news as the main driver of the market during the first quarter 2003. The NAREIT Equity REIT Index had a total return of 0.68%, handily beating the broader market returns, which included a -4.19% return for the Dow Jones Industrial Average (DJIA), a -3.15% return for the Standard and Poor's 500 index (S&P 500) and a positive return of 0.42% for the Nasdaq Composite Index.1 The concerns about the war and its impact on the economy created an environment that benefited lower-volatility and higher-yielding investment alternatives such as real estate investment trusts (REITs).

1 The NAREIT Equity REIT Index is an unmanaged weighted index of REITs which own, or have "equity interest" in, rental estate (rather than making loans secured by real estate collateral).
The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies.
The Standard & Poor's 500 index is an unmanaged index, widely regarded as representative of the equity market in general.
The Nasdaq Composite Index is an unmanaged broad-based capitalization-weighted index of all Nasdaq National Market and Small Cap stocks.

REITs continued to perform solidly in the second quarter 2003, though they underperformed the broader market indices. The NAREIT Equity REIT Index had a total return of 13.12%, lagging the broader market returns for the quarter, which included 13.12% for the DJIA, 15.39% for the S&P 500 and 21.11% for the Nasdaq Composite Index. Postwar, investors shifted their focus toward the economy and investment alternatives that respond more quickly to a pickup in economic activity. While real estate fundamentals are expected to benefit from the improved economic conditions, real estate tends to lag the overall recovery, which may explain part of the underperformance during the second quarter.

Q: How did the fund perform over the semiannual period ended June 30, 2003?

A: The fund achieved solid performance over the first six months of the year. The benchmark we follow, the NAREIT Equity REIT Index, advanced 13.87% for the six-month period ended June 30, 2003. The fund outperformed its benchmark during the period, returning 21.78% based on net asset value and 16.62% based on market price. The fund had a closing value of $16.55 based on market price ($17.16 based on net asset value) as of June 30, 2003.

Q: What is RREEF?

A: RREEF America, L.L.C. (RREEF), founded in 1975 and headquartered in Chicago, is the North American business unit of DB Real Estate, a unit of Deutsche Bank AG. RREEF is a full-service real estate investment advisor that manages approximately $18 billion of real estate assets on behalf of its clients, of which $3.8 billion is in real estate securities and approximately $14.2 billion is invested directly in real estate (as of June 30, 2003). Across the United States, RREEF has more than 600 property management professionals located in 30 major metropolitan areas. These professionals provide real-time information on market rents, vacancy rates and property values. The information advantage we obtain from this vast direct-side portfolio helps us to anticipate the trends within the various sectors of the real estate market and to evaluate how these trends will likely affect the real estate investment trust investment universe. RREEF is the investment advisor of Scudder RREEF Real Estate Fund, Inc. and manages the day-to-day operations of the fund's investment portfolio.

Q: What helped the fund perform so strongly during the period ended June 30, 2003?

A: We added value on a number of fronts during the period. Our decision to maintain a lower weighting of the fund's assets in preferred shares explains part of the outperformance. During the period, we limited the fund's exposure to straight preferred issues while maintaining a higher concentration of its assets invested in common and convertible preferred issues. With equity REIT prices up 13.87% during the period, the fund's net asset value benefited by the fund's having a greater percentage of its portfolio invested in common and convertible preferred shares. Sector and stock selection also contributed to the fund's strong performance during the period. Relative to the index, the fund maintained overweight positions in the shopping center, regional mall and health care sectors, all of which outperformed their corresponding index sector averages during the period.

Q: Why was the fund's overweight in the shopping center and regional mall sectors a successful strategy?

A: Shopping centers and regional malls have been solid performers in the REIT category for the past six months as well as the past 18 to 24 months. Despite the economic pullback the country has experienced for the past three years, consumers have continued to spend their discretionary dollars, which has supported the fundamentals of both sectors. The underlying retailers have done well during this period. They have kept their merchandise mix focused and, as a result, have kept their inventory levels under control. This solid financial foundation has allowed many retailers to continue expanding their businesses via new store openings, which has translated into increased occupancy for both the shopping center and regional mall sectors. The market has rewarded companies across both sectors given the solid fundamentals and the stability and future visibility of earnings. We continue to like the fundamentals and remain overweight in both sectors.

Q: Why did the fund add exposure to the health care sector?

A: We added health care to the portfolio for the first time during the first quarter 2003. The rationale for this move was the attractive pricing that existed at the time. The market had aggressively discounted the sector's prospects due to federal and state government deficits as well as credit concerns resulting from several health care operator bankruptcies. Our analysis suggested that the market had overreacted to these concerns, and that analysis proved correct, as the health care sector outperformed during the period. The key catalysts for the turnaround during the second quarter included the federal government's proposed 2.9% cost-of-living increase in Medicare payments for nursing home operators and a one-time "administrative fix" that translates into another 3.3% increase in payments for these same operators. The modest overweight position acquired prior to these announcements contributed to the fund's solid performance during the period. One health care stock in the portfolio, Ventas, was up approximately 50% through the end of the period. However, risks remain within the sector: Medicaid, which is state funded, could feel the impact of further budget cuts at the state level. On the flip side, we believe attractive investment opportunities continue to exist with companies that have lower relative credit risk. We have positioned the fund to seek to take advantage of these opportunities and will maintain our modest overweight position in this sector.

Q: How did the apartment sector perform during the period ended June 30, 2003?

A: The apartment sector underperformed during the period, and the fund benefited as a result of its underweight position. The weak job market and record low interest rates continued to weigh heavily on the sector. Occupancies and rental rates continued to experience downward pressure as individuals opted to own as opposed to rent. While present operations remain weak, apartment properties are expected to see higher occupancies and modest rent growth as the overall economy improves late in 2003 and into 2004.

Q: How does the office sector look, and how are you positioning the fund within this sector?

A: Office fundamentals continue to weaken, but the bottom may finally be in sight, as the US office market is expected to trough in the second half of 2003. Demand, which is expected to pick up in the second half of 2003 as the economy gains strength and job growth begins to materialize, is the key driver for this sector. That said, during the reporting period, corporations continued to make additional job cuts and delayed new spending initiatives, and demand for office space was essentially nonexistent. Despite these weak conditions, the office sector modestly outperformed the index average during the period. Investors' anticipation of an improving economy and low valuations were the drivers. As for the fund, we were modestly underweight in the sector during the period, which held back performance. We continue to maintain a modest underweight position in the sector, as we expect the absolute level of vacancy, which is currently at 17%, to weigh heavily on the sector despite the economic recovery that is under way.

Q: How did you position the fund in the hotel sector?

A: The hotel sector was essentially a "tale of two quarters." During the first quarter 2003, the hotel sector underperformed, given the uncertain outlook on the economy and the fallout from the Iraq war. During the second quarter, it was a completely different story. The hotel sector was in fact the best-performing sector during this quarter, as investors sought out investment alternatives in which they could get the greatest leverage on the anticipated economic recovery. As for the fund, the majority of our exposure has been achieved through preferred equity positions as opposed to common equity positions. We have done this because of the lack of attractive yield opportunities within the common share universe. This has had the intended effect of lowering our price exposure to this volatile sector while, at the same time, providing for a stable income return.

Q: Will you provide additional insight on the financing event that the fund undertook during the first quarter 2003 and how this leverage was hedged?

A: Consistent with our stated strategy of having up to 30% leverage on the fund, in January 2003, the fund issued $120 million of floating-rate preferred shares, the proceeds of which were invested consistent with the fund's model strategy. Soon after this issuance, we hedged 100% of the floating-rate risk on this issue by entering into three interest rate swap agreements, each having a $40 million notional amount with terms of five, seven and 10 years, respectively. What is unique about our hedging strategy compared with our competitors is the underlying duration of our fixed-rate hedge, which is presently 6.8 years. The duration of our hedge is at least three years beyond that of any of our competitors. While we paid more up front for this arrangement, we did so in the interest of the fund's long-term stability. We believe this is one of the unique characteristics of the fund that the market has yet to appreciate and value in our share price.2

2 Hedging strategies are subject to special risks and the success of such strategies cannot be guaranteed.

Q: How do you assess the REIT market at this time?

A: Although REITs are trading at a slight premium to their underlying net asset value, valuations are fair, in our opinion, and expected returns look solid. With an average dividend yield of 6.5%, REITs offer a compelling way to add income and diversification to investors' portfolios.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2003

Asset Allocation	6/30/03	12/31/02

Common Stocks	83%	85%
Preferred Stocks	12%	8%
Other	2%	3%
Convertible Preferred Stocks	2%	4%
Convertible Bond	1%	-
Total Asset Allocation	100%	100%

Sector Diversification	6/30/03	12/31/02

Office	18%	25%
Regional Malls	17%	17%
Shopping Centers	16%	-
Apartments	14%	19%
Office/Industrial	8%	7%
Industrial	7%	7%
Health Care	7%	-
Hotels	6%	8%
Diversified/Other	5%	7%
Specialty	2%	-
Retail	-	10%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2003 (46.7% of Portfolio)
1. Glimcher Realty Trust Developer and manager of regional malls and shopping centers	5.5%
2. iStar Financial, Inc. Mortgage REIT that provides structured financing to private and public owners of real estate	5.2%
3. Highwoods Properties, Inc. Acquires, owns and leases suburban office building and industrial properties	5.2%
4. New Plan Excel Realty Trust Operator of a self-managed equity real estate investment trust	5.0%
5. Archstone-Smith Trust Owner and developer of real estate specializing in apartments	4.9%
6. The Mills Corp. Owns, develops and manages a portfolio of super-regional retail and entertainment properties	4.8%
7. Mack-Cali Realty Corp. Developer and manager of office properties	4.3%
8. Keystone Property Trust Provider of big box industrial warehouse space	4.2%
9. Kilroy Realty Corp. Owner and manager of industrial properties	4.1%
10. Liberty Property Trust Owns and manages office and industrial properties	3.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund summary and portfolio holdings are available upon request.

Investment Portfolio as of June 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 117.9%
Apartments 20.2%
Amli Residential Properties Trust	330,900	7,792,695
Apartment Investment & Management Co.	214,900	7,435,540
Archstone-Smith Trust	810,400	19,449,600
Avalonbay Communities, Inc.	182,500	7,781,800
Gables Residential Trust	134,200	4,056,866
Mid-America Apartment Communities, Inc.	119,400	3,224,994
Town & Country Trust	265,000	6,161,250
		55,902,745
Health Care 9.6%
Nationwide Health Properties, Inc.	455,200	7,251,336
Senior Housing Properties Trust	636,800	8,635,008
Ventas, Inc.	703,700	10,661,055
		26,547,399
Hotels 2.8%
Hospitality Properties Trust	251,500	7,859,375
Industrial 7.1%
EastGroup Properties, Inc.	140,100	3,782,700
First Industrial Realty Trust, Inc.	272,900	8,623,640
Keystone Property Trust	392,100	7,257,771
		19,664,111
Office 24.8%
Arden Realty Group, Inc.	487,400	12,648,030
Carramerica Realty Corp.	199,900	5,559,219
HRPT Properties Trust	908,069	8,354,235
Highwoods Properties, Inc.	920,900	20,536,070
Koger Equity, Inc.	270,600	4,662,438
Mack-Cali Realty Corp.	468,800	17,054,944
		68,814,936
Office/Industrial 10.8%
Kilroy Realty Corp.	584,100	16,062,750
Liberty Property Trust	402,800	13,936,880
		29,999,630
Regional Malls 13.7%
Glimcher Realty Trust	968,550	21,695,520
Simon Property Group, Inc.	200,300	7,817,709
Taubman Centers, Inc.	20,600	394,696
The Macerich Co.	228,300	8,020,179
		37,928,104
Shopping Centers 18.6%
Chelsea Property Group, Inc.	95,400	3,845,574
Developers Diversified Realty Corp.	214,522	6,101,005
Heritage Property Investment Trust	443,100	11,999,148
New Plan Excel Realty Trust	927,900	19,810,665
Regency Centers Corp.	278,300	9,734,934
		51,491,326
Specialty 2.9%
American Financial Realty Trust	322,500	4,808,475
Entertainment Properties Trust	109,500	3,148,125
		7,956,600
Diversified/Other 7.4%
iStar Financial Inc	565,700	20,648,050
Total Common Stocks (Cost $282,347,131)		326,812,276

Preferred Stocks 16.9%
Boykin Lodging Co.	84,600	2,220,750
Host Marriot Corp., Class A	7,800	194,610
Host Marriot Corp., Class B	17,100	427,500
Host Marriot Corp., Class C	31,700	791,549
Keystone Property Trust	330,000	9,157,500
Public Storage, Inc., Class A	12,800	363,520
Ramco-Gershenson Property Trust	208,000	5,730,400
Taubman Centers, Inc.	71,700	1,803,255
The Mills Corp.	500,000	13,750,000
The Mills Corp., Class E	190,000	5,025,500
Urstadt Biddle Properties	75,000	7,500,000
Total Preferred Stocks (Cost $43,706,242)		46,964,584

Convertible Preferred Stock 3.2%
Simon Property Group, Inc. (Cost $7,841,626)	84,800	8,808,176

Other 2.4%
Innkeepers USA Limited Partnership (cost $6,750,000) (b)	750,000	6,585,000
Convertible Bonds 1.5%
Meristar Hospital Corp., 9.5%, 4/1/2010 (Cost $4,000,000)	4,000,000	4,025,000

Repurchase Agreements* 0.3%
State Street Bank and Trust Co., 1.1%, dated 6/30/2003, to be repurchased at $812,025 on 7/1/2003	812,000	812,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $345,456,999) (a)	142.2	394,007,036
Other Assets and Liabilities, Net	1.1	3,069,030
Preferred Stock, at Redemption Value	(43.3)	(120,000,000)
Net Assets	100.0	277,076,066

* Repurchase agreements are fully collateralized by US Treasury or government agency securities.
(a) The cost for federal income tax purpose was $345,456,999. At June 30, 2003, net unrealized appreciation for all securities based on tax cost was $48,550,037. This consisted of aggregate gross unrealized appreciation for all securities in which there was a excess of value over tax cost of $48,989,837 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $439,800.
(b) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities act of 1933.
Security	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Innkeepers USA Limited Partnership	November 2002	6,750,000	6,585,000	2.4

At June 30, 2003, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
1/28/2003 1/28/2008	40,000,000+	Fixed - 3.247%	USD-Floating LIBOR BBA	(1,212,000)
1/28/2003 1/28/2010	40,000,000+	Fixed - 3.769%	USD-Floating LIBOR BBA	(1,816,000)
1/28/2003 1/28/2013	40,000,000+	Fixed - 4.258%	USD-Floating LIBOR BBA	(1,816,000)
Total net unrealized depreciation on open interest rate swaps				(4,844,000)

Counter Party:
+ UBS AG

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $345,456,999)	$ 394,007,036
Cash	421
Receivable for investments sold	5,264,123
Dividends receivable	2,879,958
Interest receivable	27
Due from broker for collateral on swaps	4,650,000
Total assets	406,801,565
Liabilities
Payable for investments purchased	4,020,000
Dividends payable	161,986
Interest payable on interest rate swaps	251,926
Net unrealized depreciation on interest rate swaps	4,844,000
Accrued investment management fee	226,044
Other accrued expenses and payables	221,543
Total liabilities	9,725,499
Preferred shares, at redemption value	120,000,000
Net assets, at value	$ 277,076,066
Net Assets
Net assets applicable to common shareholders consist of: Accumulated distributions in excess of net investment income	(73,538)
Net unrealized appreciation (depreciation) on: Investments	48,550,037
Interest rate swaps	(4,844,000)
Accumulated net realized gain (loss)	4,000,783
Paid-in capital	229,442,784
Net assets, at value	$ 277,076,066
Net Asset Value
Net Asset Value per common share ($277,076,066 / 16,149,757 shares of common stock outstanding, $.01 par value, 240,000,000 common shares authorized)	$ 17.16

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2003 (Unaudited)
Investment Income
Income: Dividends	$ 14,181,964
Interest rate swaps	(1,250,001)
Interest	49,197
Total Income	12,981,160
Expenses: Investment Manager fee	1,499,680
Services to shareholders	7,245
Custodian and accounting fees	29,469
Auditing	24,770
Legal	26,626
Directors' fees and expenses	1,633
Reports to shareholders	36,989
Stock exchange listing fee	12,500
Auction agent fee	134,583
Other	94,401
Total expenses, before expense reductions	1,867,896
Expense reductions	(441,943)
Total expenses, after expense reductions	1,425,953
Net investment income (loss)	11,555,207
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	4,000,783
Net unrealized appreciation (depreciation) during the period on: Investments	41,293,264
Interest rate swaps	(4,844,000)
36,449,264
Net gain (loss) on investment transactions	40,450,047
Dividends on preferred shares	(695,965)
Net increase (decrease) in net assets resulting from operations	$ 51,309,289

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003 (Unaudited)	For the Period October 31, 2002* to December 31, 2002
Operations: Net investment income (loss)	$ 11,555,207	$ 2,447,765
Net realized gain (loss) on investment transactions	4,000,783	421,925
Net unrealized appreciation (depreciation) during the period on investment transactions	36,449,264	7,256,773
Dividends on preferred shares	(695,965)	-
Net increase (decrease) in net assets resulting from operations	51,309,289	10,126,463
Distributions to common shareholders from: Net investment income	(11,143,333)	(2,237,212)
Net realized gains	-	(421,925)
Fund share transactions: Proceeds from issuance of common shares	-	230,761,428
Net proceeds from shares issued to common shareholders in reinvestment of distributions	187,556	310,547
Offering costs from issuance of common shares	-	(483,479)
Sales load on issuance of Preferred shares	(1,200,000)	-
Offering costs from issuance of Preferred shares	(233,271)	-
Net Increase (decrease) in net assets from fund share transactions	(1,245,715)	230,588,496
Increase (decrease) in net assets	38,920,241	238,055,822
Net assets at beginning of period	238,155,825	100,003**
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $73,538 and $210,553, respectively)	$ 277,076,066	$ 238,155,825
Other Information
Common shares outstanding at beginning of period	16,137,007	6,981***
Common shares issued	-	16,109,000
Common shares issued to shareholders in reinvestment of dividends	12,750	21,026
Net increase (decrease) in Fund common shares	12,750	16,130,026
Common shares outstanding at end of period	16,149,757	16,137,007

* Commencement of operations
** Seed capital
*** Shares issued from seed capital

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	2003[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.76	$ 14.33[c]
Income (loss) from investment operations: Net investment income (loss)[d]	.72	.16
Net realized and unrealized gain (loss) on investment transactions	2.49	.47
Dividends on preferred shares (common share equivalent) from net investment income	(.04)	-
Total from investment operations	3.17	.63
Less distributions from: Net investment income to common shareholders	(.69)	(.14)
Net realized gains on investment transactions (common shares)	-	(.03)
Total distributions	(.69)	(.17)
Dilution resulting from Preferred shares[e]	(.08)	-
Offering costs charged to paid in capital	-	(.03)
Net asset value, end of period	$ 17.16	$ 14.76
Market value, end of period	$ 16.55	$ 14.85
Total Return
Based on net asset value (%)[f]	21.78**	4.15**
Based on market value (%)[f]	16.62**	.11**

	2003[a]	2002[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	277	238
Ratio of expenses before expense reductions (based on net assets of common shares) (%)	1.54*	1.17*
Ratio of expenses before expense reductions (based on net assets of common and preferred shares)[e]	1.06*	-
Ratio of expenses after expense reductions (based on net assets of common shares) (%)	1.17*	.82*
Ratio of expenses after expense reductions (based on net assets of common and preferred shares)[e]	.81*	-
Ratio of net investment income (loss) (based on net assets of common shares) (%)	9.48*	1.09**
Ratio of net investment income (loss) (based on net assets of common and preferred shares)[e]	6.55*	-
Portfolio turnover rate (%)	65*	1*
Preferred share information at period end Aggregate amount outstanding ($millions)	120	-
Asset coverage per share ($)***	82,752	-
Liquidation and market value per share ($)	25,000	-
[a] For the six months ended June 30, 2003 (Unaudited).
[b] For the period October 31, 2002 (commencement of operations) to December 31, 2002.
[c] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).
[d] Based on average common shares outstanding during the period.
[e] On January 13, 2003, the Fund issued 4,800 preferred shares.
[f] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
* Annualized
** Not annualized
*** Asset coverage per share equals the total net assets of both common and preferred shares of the Fund divided by the total number of preferred shares outstanding at the end of the period.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder RREEF Real Estate Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value. Of the 250,000,000 shares the Fund is authorized to issue, 10,000,000 shares are classified as Fund Preferred Shares, $.01 par value.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security it traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Swap Agreements. The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. Commencing after the effective date, cash payments are exchanged at specified intervals. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When entering into a closing transaction, the Fund will realize a gain or loss. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund utilizes swaps to reduce the interest rate risk inherent in the Fund's underlying investments and leveraged capital structure.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 210,553
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation) on investments	$ 7,256,773

In addition, during the year ended December 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 2,242,553
Distributions from long-term capital gains	$ 416,584

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be distributed at the end of the current fiscal year.

Preferred Shares. The Fund has issued and outstanding 2,400 Series A and 2,400 Series B Preferred shares, each at a liquidation value of $25,000 per share. The Preferred shares are senior to and have certain class-specific preferences over the common shares. The dividend rate on each series is set through an auction process, and the dividends are generally paid every 7 days. The auction agent will pay each broker-dealer a service charge from funds provided by the Fund (auction agent fee). The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $225,613,572 and $111,180,668, respectively.

C. Related Parties

Investment Management Agreement. Under the Management Agreement with Deutsche Asset Management Inc., ("DeAM, Inc." or the "Investment Manager"), the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services. Pursuant to the Investment Management Agreement, the Investment Manager has delegated the day to day management of the Fund's investment portfolio to RREEF America, L.L.C. (the "Investment Advisor"). The Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Advisor is an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Manager fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average daily net assets of both common and preferred shares, computed and accrued daily and payable monthly.

In addition, for the six months ended June 30, 2003, the Investment Manager contractually agreed to waive a portion of its Investment Management fees in the amount of 0.25% of average daily net assets. Accordingly, for the period, the Investment Manager did not impose a portion of its Investment Manager fee pursuant to the Investment Management Agreement aggregating $441,904 and the amount imposed aggregated $1,057,776 which was equivalent to an annualized effective rate of 0.60% of the Fund's average daily net assets of both common and preferred shares.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Investment Manager and Investment Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. The amount charged to the Fund for the six months ended June 30, 2003 by SISC aggregated $7,245, of which $2,445 is unpaid.

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Investment Manager and Investment Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Effective April 1, 2003, SFAC has in turn entered into a sub-accounting agreement with State Street Bank and Trust Company to provide these services. The amount charged to the Fund for the six months ended June 30, 2003 by SFAC aggregated $18,202, of which $4,970 is unpaid.

Effective April 25, 2003, State Street Bank and Trust Company is the Fund's custodian. Prior to that date, Deutsche Bank Trust Company Americas, an affiliate of the Investment Manager and Investment Advisor, served as the Fund's custodian. The amount charged to the Fund for the six months ended June 30, 2003 by the custodian aggregated $13,228, of which $7,985 is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Investment Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangement

Effective April 25, 2003, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $39 for custodian credits earned.

E. Line of Credit

Effective April 4, 2003, the Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Dividend Reinvestment and Cash Purchases Plan

UMB Bank, n.a. (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in Common Shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of Common Shares of the Fund, and the Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's Common Shares on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's Common Shares on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Fund's Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not an American Stock Exchange trading date, then the next preceding American Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Fund's Common Shares on a particular date shall be the mean between the highest and lowest sales prices on the American Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Fund's Common Shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semi-annually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the Common Shares of the Fund for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of Common Shares as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

Scudder RREEF Real Estate Fund, Inc.
Dividend Reinvestment and Cash
Purchase Plan
811 Main Street
Kansas City, MO 64105-2005
(800) 294-4366

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Fund's Common Shares is traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Transfer Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Common Shares of the Fund acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax which may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his account. Foreign shareholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to United States income tax withholding will have their dividends and distributions reinvested net of withholding tax. U.S. shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406(a)(i) of the Internal Revenue Code of 1986, as amended, if (i) such shareholder has failed to furnish to the Fund his taxpayer identification number (the "TIN"), which for an individual is his social security number; (ii) the IRS has notified the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifies the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate shareholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Shareholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from back-up withholding if such exemption is available to them.

These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or Transfer Agent under these terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

Stockholder Meeting Results

The Annual Meeting of Stockholders of Scudder RREEF Real Estate Fund, Inc. (the "Fund") was held on April 30, 2003. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):

1. To elect three Class I Directors of the Fund, by holders of common stock and preferred stock voting together as a single class, to hold office for an initial term of one year, or until their respective successors shall have been duly elected and qualified.

	Number of Votes:
	For	Withheld
Richard R. Burt	13,137,577	199,655
S. Leland Dill	13,137,577	199,655
Martin J. Gruber	13,137,577	199,655

2(a). To elect three Class II Directors of the Fund, by holders of common stock and preferred stock voting together as a single class, to hold office for an initial term of two years, or until their respective successors shall have been duly elected and qualified.

	Number of Votes:
	For	Withheld
Joseph R. Hardiman	13,137,577	199,655
Richard J. Herring	13,137,577	199,655
Graham E. Jones	13,137,577	199,655

2(b). To elect one Class II Director of the Fund, by holders of preferred stock, to hold office for an initial term of two years, or until their respective successor shall have been duly elected and qualified.

	Number of Votes:
	For	Withheld
Robert H. Wadsworth	3,854	13

3(a). To elect three Class III Directors of the Fund, by holders of common stock and preferred stock voting together as a single class, to hold office for an initial term of three years, or until their respective successors shall have been duly elected and qualified.

	Number of Votes:
	For	Withheld
Rebecca W. Rimel	13,137,577	199,655
Philip Saunders, Jr.	13,137,577	199,655
William N. Searcy	13,137,577	199,655

3(b). To elect one Class III Director of the Fund, by holders of preferred stock, to hold office for an initial term of three years, or until their respective successor shall have been duly elected and qualified.

	Number of Votes:
	For	Withheld
Richard T. Hale	3,854	13

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Site	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written correspondence	Deutsche Asset Management, Inc. 280 Park Avenue New York, NY 10017
Legal Counsel	Willkie Farr & Gallagher 787 Seventh Avenue New York, NY 10019
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent and Transfer Agent	Scudder Investments Service Company 811 Main Street Kansas City, MO 64105 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	PricewaterhouseCoopers LLP 160 Federal Street Boston, MA 02110
AMEX Symbol	SRQ
CUSIP Number	81119Q100

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended June 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         RREEF Real Estate Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         RREEF Real Estate Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 19, 2003
                                    ---------------------------